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                                                                 Exhibit 10.28


                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

         This First Amendment to Securities Purchase Agreement is made as of September 30, 1997, between Principal Hospital Company, an Oregon corporation (formerly known as Brim, Inc.) (the "Company"), Leeway & Co. ("Leeway").

         The Company and Leeway are parties to a Securities Purchase Agreement, dated as of December 17, 1996 (the "Securities Purchase Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings given such terms in the Securities Purchase Agreement.

         The Company is proposing to merge (the "Merger") with Province Healthcare Company, a Delaware corporation ("Province"), in order to change its name and jurisdiction of incorporation and to make certain other changes to the Company's authorized capitalization. Province has filed a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for the initial public offering (the "IPO") of Province's common stock.

         Section 16 of the Securities Purchase Agreement provides that the terms of the Securities Purchase Agreement may be amended and the observance of any term of the Securities Purchase Agreement may be waived with the written consent of the Company and the Required Holders.

         1. In connection with the Merger, and in connection with and contingent upon the consummation of the IPO, the parties hereto wish to amend the Securities Purchase Agreement as follows:

                  a. Section 7.1 and all subsections thereof shall be deleted in their entirety and replaced with the following:

                  7.1 Financial Statements; Stockholder Reports. Each Subject Entity will maintain a system of accounting in which full, true and correct entries will be made of all dealings and transactions in relation to its business and affairs in accordance with generally accepted accounting principles. The Company will furnish to each Major Holder promptly after the sending or making available for filing of the same, copies of all reports and financial statements which the Company shall send or make available to the holders of its securities, and all registration statements, proxy statements and all reports, if any, which the Company shall file with the Securities and Exchange Commission.

                  b. Section 12.36 shall be deleted in its entirety and replaced with the following:



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                  12.36 Option Plan. The term "Option Plan" shall mean one or more employee stock option plans to be adopted by the Company together with any amendments thereto. Prior to the consummation of a Qualifying Public Offering: (i) the Option Plan shall not provide for the issuance of options to purchase more than 5% of the outstanding Common Stock on a fully diluted basis, after giving effect to the Closing and the transactions contemplated by Section 6 of the Shareholders Agreement as in effect on December 17, 1996; and (ii) Martin
                  S. Rash and Richard D. Gore shall not be eligible to receive option grants under the Option Plan.

         2.       Leeway hereby waives observance of Sections 8.3(a), 8.5, and
                  8.6 of the Securities Purchase Agreement in connection with the consummation of the Merger. Leeway acknowledges and agrees that, following the Merger, the Charter and By-laws of the surviving corporation shall be as set forth in Exhibit A attached hereto, and Leeway waives observance of Section 8.1 of the Securities Purchase Agreement with respect to any differences between such Charter and By-laws and the Charter and By-laws of Principal prior to the Merger.

         3. Leeway hereby consents to the disclosure regarding it contained in the Registration Statement on Form S-1 of Province Healthcare Company filed with the Securities and Exchange Commission on August 27, 1997 (the "Registration Statement"). Leeway acknowledges that it was notified at least 60 days in advance of the filing of the Registration Statement, and hereby waives the requirement of written notice thereof pursuant to Section 7.6 of the Securities Purchase Agreement. Leeway further acknowledges that Leeway and its attorneys and accountants have been afforded the opportunity to participate in the preparation of the Registration Statement as required pursuant to Section 7.6 of the Securities Purchase Agreement. Leeway hereby waives its right to obtain an opinion from Principal's counsel and a "cold-comfort" letter from Principal's auditors in connection with the Registration Statement.

         4. Leeway hereby consents to the First Amendments to Senior Management Agreements, each dated as of July 14, 1997, among Principal, Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("GTCR") and each of Martin S. Rash and Richard D. Gore. Leeway further consents to the Amended and Restated Senior Management Agreements, each dated as of September __, 1997, among Principal, GTCR and Messrs. Rash and Gore. Leeway consents to the termination of the Professional Services Agreement, dated as of December 17, 1996, between Principal and Golder, Thoma, Cressey, Rauner, Inc. in connection with the IPO.

         5. Leeway hereby waives observance of Section 8.9 of the Securities Purchase Agreement in connection with the distribution of Common Stock of Principal in May 1997 pursuant to the three-for-one stock split of the Common Stock of Principal, effected as a dividend.


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          6.      Leeway hereby waives observance of Section 9.2 of the
                  Securities Purchase Agreement in connection with the issuance of Equity Securities of Province, successor by merger to Principal, pursuant to the Merger.

         7. All other provisions of the Securities Purchase Agreement shall remain in full force and effect.

         8. This First Amendment to Securities Purchase Agreement may be executed simultaneously in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to
Securities Purchase Agreement on the date first written above.

                                     PRINCIPAL HOSPITAL COMPANY

                                     By: /s/ Martin S. Rash
                                         --------------------------------------

                                     Its: /s/ Chief Executive Officer
                                          -------------------------------------

                                     LEEWAY & CO.

                                     By    State Street Bank & Trust Company
                                     Its   Partner

                                     By  /s/ Kimberly A. Moynihan
                                         --------------------------------------
                                     Its Assistant Secretary